SUPPLEMENT DATED SEPTEMBER 15, 2020 TO THE
SUMMARY PROSPECTUS AND PROSPECTUS DATED JANUARY 31, 2020, as each may be supplemented,
OF VANECK VECTORS ETF TRUST

This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus for VanEck Vectors® ETF Trust (the "Trust") regarding VanEck Vectors Real Asset Allocation ETF (the "Fund"), a series of the Trust. You may obtain copies of the Fund's Summary Prospectus and Prospectus free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective immediately, the language under the heading "Principal Investment Strategies" in the Summary Prospectus and “Summary Information - Principal Investment Strategies” in the Prospectus is hereby deleted in its entirety and replaced with the following:

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing, under normal circumstances, primarily in (i) exchange-traded products that provide exposure to real assets through investment in domestic and foreign equity and debt securities, master limited partnerships (“MLPs”), and physical commodities, including ETFs and non-1940 Act (defined herein) commodity pools or commodity trusts and exchange traded notes (“ETNs”) (collectively, “ETPs”); and (ii) cash or cash equivalents. Real assets include commodities (such as gold), real estate, natural resources and infrastructure, as well as companies that own, operate, or derive a significant portion of their value from real assets or the production thereof. The investments held by the ETPs may include physical assets and equity securities of companies of any market capitalization, debt securities of any credit quality (including high-yield (or “junk”) securities), duration and maturity and emerging market securities. The Fund seeks to maximize “real returns” while seeking to reduce downside risk during sustained market declines. The Fund seeks to reduce downside risk by allocating a significant portion of the Fund’s assets to cash and cash equivalents based on the model described below. “Real returns” are defined as total returns adjusted for the effects of inflation.

The Adviser uses a proprietary, rules-based real asset allocation model (the “Real Asset Model”), which considers various inputs to guide asset allocation decisions and select real asset investments (and to thereby select ETPs that provide exposure to those real asset classes). The Real Asset Model uses various indicators, such as technical, macroeconomic and sentiment indicators to generate allocation signals among real asset investments. These signals are used as an input to guide which ETPs to allocate to as well as to guide the total cash or cash equivalent allocation.

The indicators used by the Real Asset Model include, but are not limited to, equity price trends, commodity price trends, volatility (the measure of variation of returns for a given security or market index), investor sentiment (investor attitude towards a particular security or financial market as revealed through market activity or investor surveys) and macroeconomic supply and demand (the relationship between the consumption and production of assets, and its effect on price levels). The Adviser anticipates that the Real Asset Model will evolve over time and may incorporate additional indicators and/or remove or modify existing indicators. The Adviser allocates the Fund’s assets to those ETPs that it believes will have returns that, in the aggregate, closely correlate (before fees and expenses) to the returns of the Real Asset Model. The Real Asset Model typically adjusts its allocation signals on a monthly basis, and the Adviser may adjust the

Fund's portfolio allocation as needed in response to such changes in the Real Asset Model.

A significant portion of the Fund’s assets may be held in cash or cash equivalents including, but not limited to, money market instruments, U.S. Treasury bills, treasury inflation-protected securities, interests in short-term investment funds or shares of money market or short-term bond funds. The Adviser currently anticipates investing in 1- to 3-month U.S. Treasury bills when a portion of the Fund’s assets are allocated to cash or cash equivalents. The Fund may engage in active and frequent trading of portfolio securities.

The Fund will invest in certain ETPs through the Subsidiary, an exempted limited company organized under the laws of the Cayman Islands. The Subsidiary is wholly owned and controlled by the Fund and advised by the Adviser. The Fund’s investment in the Subsidiary may not exceed 25% of the value of the Fund’s total assets at each quarter-end of the Fund’s fiscal year. The Fund’s investment in the Subsidiary, via the Subsidiary’s investment in ETPs, is expected to provide the Fund with exposure to physical commodities and futures and derivatives of physical commodities (“Commodities Instruments”) within the limits of the federal tax laws, which limit the ability of investment companies like the Fund to invest directly in such instruments. The Subsidiary has the same investment objective as the Fund and will follow the same general investment policies and restrictions, except that unlike the Fund, it may invest, via its investment in ETPs, without limit in Commodities Instruments.

Except as noted, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of its Subsidiary. The Fund complies with the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), governing investment policies (Section 8) and capital structure and leverage (Section 18) on an aggregate basis with the Subsidiary. The Subsidiary will comply with the 1940 Act provisions governing affiliate transactions and custody of assets.

The Fund is classified as a non-diversified fund under the 1940 Act and, therefore, may invest a greater percentage of its assets in a particular issuer.

Please retain this supplement for future reference.